EXHIBIT 99.1

SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), dated as of March 21, 2005, is entered into among CAL DIVE INTERNATIONAL, INC., a Minnesota corporation (the “Borrower”), the lenders listed on the signature pages hereof as Lenders (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

BACKGROUND

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of August 16, 2004, as amended by that certain First Amendment to Credit Agreement, dated as of December 10, 2004 (said Credit Agreement, as amended, the “Credit Agreement”). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders, and the Administrative Agent covenant and agree as follows:

     1. AMENDMENTS.

     (a) Article I of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

      “Availability” means, as of any date of determination, the remainder of (a) the Aggregate Commitments on such date minus (b) the Total Outstandings on such date.

      “Cash Settlement” means cash payments in an aggregate amount not to exceed $350,000,000 due and payable to the holders of the Convertible Senior Notes upon occurrence of Conversions in accordance with the terms of the Convertible Notes Indenture.

      “Conversion” means any conversion of the Convertible Senior Notes, in accordance with the terms of the Convertible Notes Indenture, into cash and, if applicable, shares of common stock of the Borrower.

      “Convertible Notes Indenture” means the indenture governing the Convertible Senior Notes.

      “Convertible Senior Notes” means a single issuance of unsecured Indebtedness of the Borrower in an aggregate principal amount not to exceed $350,000,000 which (a) under certain circumstances are convertible at the option of any holder into an amount of cash not to exceed $350,000,000 in the aggregate and, if applicable, shares of common stock of the Borrower, and (b) is on terms and conditions reasonably satisfactory to the Administrative Agent.

     (b) The definition of “Asset Coverage Ratio” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

      “Asset Coverage Ratio” means, as of any date of determination, the ratio of (a) the sum of (i) 85% of the Accounts of the Borrower and its Subsidiaries, plus (ii) 50% of the Inventory of the Borrower and its Subsidiaries, plus (iii) the product of (A)(x) the net book value of property, plant and equipment (net of depreciation) of the Borrower and its Subsidiaries, minus (y) the net book value of the vessel now called the Q 4000 minus (z) the Decommissioning Liability of the Borrower and its Subsidiaries and (B) 50%, plus (iv) 50% of the Investments of the Borrower and its Subsidiaries, plus (v) 90% of cash of the Borrower and its Subsidiaries which is not restricted or subject to any Liens, in each case as of such date, to (b) Consolidated Funded Indebtedness of the Borrower and its Subsidiaries, excluding the Title XI Debt, as of such date.

     (c) The definition of “Capital Expenditure” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

      “Capital Expenditure” means any expenditure by the Borrower or any Subsidiary for an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classifiable in relevant financial statements of such Person as property, equipment or improvements, fixed assets, or a similar type of capital asset in accordance with GAAP (excluding (x) Maintenance Capital Expenditures, (y) any such asset acquired with property insurance proceeds and (z) any such asset acquired with the proceeds of the Convertible Senior Notes).

     (d) The definition of “Restricted Payment” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

      “Restricted Payment” means (a) any Dividend and (b) any payment or prepayment of principal, interest, premium or penalty or Conversion in respect of any Indebtedness or any defeasance, redemption, purchase, repurchase, Conversion or other acquisition or retirement for value, in whole or in part, of any Indebtedness.

     (e) Section 7.03 of the Credit Agreement is hereby amended to read as follows:

      7.03 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except:

      (a) Indebtedness under the Loan Documents;

      (b) Indebtedness outstanding on the date hereof and listed on Schedule 7.03 and any refinancings, refundings, renewals or extensions thereof; provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and (ii) the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the Loan Parties or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate;

      (c) Guarantees of the Borrower or any Guarantor in respect of (i) Indebtedness otherwise permitted hereunder of the Borrower or any other Guarantor and (ii) Indebtedness of joint ventures (including the Guarantee in respect of the term loan of Deepwater Gateway, L.L.C. set forth on Schedule 7.03) in an aggregate amount not to exceed $100,000,000;

      (d) obligations (contingent or otherwise) of the Borrower or any Subsidiary existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view;” and (ii) such Swap Contract does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

      (e) Indebtedness in respect of capital leases and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided, however, that the aggregate amount of all such Indebtedness at any one time outstanding shall not exceed $ 10,000,000;

      (f) other unsecured Indebtedness in an aggregate principal amount not to exceed $5,000,000 at any time outstanding;

      (g) Decommissioning Liabilities;

      (h) liabilities arising under the Title XI Debt; and

      (i) Indebtedness in respect of the Convertible Senior Notes, provided that on the date of issuance and after giving effect thereto (i) there is no Default or Event of Default and (ii) the Borrower and its Subsidiaries are in compliance with the financial covenants contained in Section 7.11 computed on a pro forma basis as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available.

     (f) Section 7.06 of the Credit Agreement is hereby amended to read as follows:

      7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

      (a) each Subsidiary may make Restricted Payments to the Borrower, the Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

      (b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

      (c) the Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests;

      (d) the Borrower may make payments of principal and interest on Indebtedness (other than the Convertible Senior Notes);

      (e) the Borrower may redeem or convert the Convertible Preferred Stock;

      (f) the Borrower may make payments with respect to Decommissioning Liabilities;

      (g) (i) the Borrower may make scheduled interest payments in respect of the Convertible Notes required to be made in cash and (ii) the Borrower may make the payment of the Cash Settlement in connection with any Conversion, provided that after giving effect to any such Cash Settlement (x) the Availability shall not be less than an amount equal to 20% of the Aggregate Commitments in effect at such time and (y) the Borrower and its Subsidiaries are in compliance with the financial covenants contained in Section 7.11 computed on a pro forma basis as at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are available;

      (h) the Borrower may purchase, redeem or otherwise acquire Equity Interests issued by it in an aggregate amount not to exceed 15% of the net cash proceeds from the issuance of the Convertible Senior Notes; and

      (i) the Borrower may make a payment in an aggregate amount not to exceed $72,000,000 to retire certain Indebtedness of Deepwater Gateway, L.L.C.

     (g) Article VII of the Credit Agreement is hereby amended by adding a new Section 7.13 thereto to read as follows:

      7.13 Modification of Convertible Senior Notes. The Borrower will not amend, modify, waive or otherwise change, or consent or agree to ay amendment, modification, waiver or other change to the Convertible Senior Notes (a) which shortens the fixed maturity, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of such Convertible Senior Notes, or increases the amount of, or accelerates the time of payment of, any fees payable in connection therewith; (b) which increases the amount or shortens the time of payment of the Cash Settlement; (c) which relates to the affirmative or negative covenants, events of default or remedies under the documents or instruments evidencing such Indebtedness and the effect of which is to subject the Borrower or any of its Subsidiaries, to any more onerous or more restrictive provisions; or (d) which otherwise adversely affects the interests of the Lenders as senior creditors or the interests of the Lenders under this Agreement or any other Loan Document in any respect.

     2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

     (a) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;

     (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

     (c) (i) the Borrower has full power and authority to execute and deliver this Second Amendment, (ii) this Second Amendment has been duly executed and delivered by the Borrower, and (iii) this Second Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

     (d) neither the execution, delivery and performance of this Second Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or Organization Documents of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of their properties are subject; and

     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the board of directors of the Borrower) is required for the execution, delivery or performance by the Borrower of this Second Amendment.

     3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall be effective upon satisfaction or completion of the following:

     (a) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Required Lenders;

     (b) the Administrative Agent shall have received counterparts of this Second Amendment executed by the Borrower and acknowledged by each Guarantor;

     (c) the Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Second Amendment;

     (d) the Administrative Agent shall have received for the account of each Lender which executes and delivers this Second Amendment to the Administrative Agent (or its counsel) not later than 3 p.m., Dallas, Texas time on March 21, 2005, an amendment fee in immediately available funds in an amount equal to the product of (i) 0.05% and (ii) each Lender’s Commitment; and

     (e) the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

     4. REFERENCE TO THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of this Second Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

     (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     5. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction,

execution and delivery of this Second Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

     6. GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Second Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty (i) are not released, diminished, waived, modified, impaired or affected in any manner by this Second Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

     7. EXECUTION IN COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Second Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

     8. GOVERNING LAW; BINDING EFFECT. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

     9. HEADINGS. Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose.

     10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS SECOND AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this Second Amendment is executed as of the date first set forth above.

CAL DIVE INTERNATIONAL, INC.
By:	/s/ A. WADE PURSELL
	Name:	A. Wade Pursell
	Title:	SVP & CFO

ACKNOWLEDGED AND AGREED:

ENERGY RESOURCE TECHNOLOGY, INC.

By:	/s/ A. WADE PURSELL

	Name:	A. Wade Pursell

	Title:	SVP & Treasurer

CANYON OFFSHORE, INC.

By:	/s/ A. WADE PURSELL

	Name:	A. Wade Pursell

	Title:	VP & Treasurer

CAL DIVE ROV, INC.

By:	/s/ A. WADE PURSELL

	Name:	A. Wade Pursell

	Title:	VP & Treasurer

WELL OPS, INC.

By:	/s/ A. WADE PURSELL

	Name:	A. Wade Pursell

	Title:	VP & Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ JEFFERY T. WHITE
	Name:	Jeffery T. White
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ DAVID A. BATSON
	Name:	David A. Batson
	Title:	Vice President

WHITNEY NATIONAL BANK
By:	/s/ HARRY C. STAHEL
	Name:	Harry C. Stahel
	Title:	Senior Vice President

SOUTHWEST BANK OF TEXAS N.A.
By:	/s/ PAUL W. COLE
	Name:	Paul W. Cole
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA)
By:	/s/ JEANIE GONZALEZ
	Name:	Jeanie Gonzalez
	Title:	Director

COMERICA BANK
By:	/s/ MONA M. FOCH
	Name:	Mona M. Foch
	Title:	Senior Vice President – Texas Division

NATEXIS BANQUES POPULAIRES
By:	/s/ TIMOTHY L. POVADO
	Name:	Timothy L. Povado
	Title:	Vice President and Group Manager

By:	/s/ DAVID PAYER
	Name:	David Payer
	Title:	Vice President

UNION PLANTERS BANK N.A.
By:	/s/ B. FORREST TAYLOR
	Name:	B. Forrest Taylor
	Title:	Senior Vice President